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                                                                    EXHIBIT 10.2
                                 LOAN AGREEMENT
                                 --------------

         AGREEMENT made this 29th day of May, l997 by and between VICOR CORPORATION, a Delaware corporation having a place of business at 23 Frontage Road, Andover, MA 01810 (the "Lender") and WILLIAM J. CALLAHAN and WILLIAM J. CALLAHAN, JR., Trustees (the "Trustees") of ANDOVER PARK REALTY TRUST (the "Trust") established under Declaration of Trust dated June 25, l986 and recorded with the Essex County (North District) Registry of Deeds Book 2226, Page 284 with a mailing address of P. O. Box 269, Bedford, MA 01730 (jointly and/or severally, the "Borrower").

         WHEREAS:

         1. The Borrower is named in a certain Letter of Intent dated April 17, l997 as issued by the Lender (the "Loan Commitment") relating to terms and conditions for a loan advance in the original principal amount of $7,500,000.00 with interest thereon (the "Loan"), to be granted to the Borrower;

         2. The Borrower accepted the Loan Commitment and wishes to proceed with the Loan as required by the Loan Commitment;

         3. The Borrower and the Lender are desirous of reducing to writing their understanding respecting the Loan as set forth hereinbelow and subject to the terms and conditions herein;

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and shall be conclusively presumed, the parties agree as follows:

A.       LOAN ADVANCE.

         1. AMOUNT ADVANCED. The Lender shall advance to the Borrower the principal amount of $7,500,000.00 as set forth hereinbelow and subject to the terms hereof.

         2. PURPOSES. The advances shall be for the purpose of refinancing the land, building and improvements thereon known as and numbered Lot 3, 300 Federal Street, Andover, Massachusetts (hereinafter, the "Mortgaged Premises").

B.       LOAN DOCUMENTS & WARRANTIES.

         1. LOAN COMMITMENT. The Loan Commitment is attached hereto and incorporated herein by reference as Exhibit A.

         2. TERM PROMISSORY NOTE. Simultaneously with the execution of this Loan Agreement, the Borrower shall execute and deliver a Promissory Note (the "Note") in the form attached hereto and incorporated herein by reference as Exhibit B.

         3. MORTGAGE. As security for the Note, the Borrower shall execute and deliver simultaneously herewith a Mortgage and Security Agreement (the "Mortgage") in favor of the Lender relating to the Mortgaged Premises, which shall be a duly recorded first mortgage lien on the Mortgaged Premises. The Mortgage shall be in the form attached hereto and incorporated herein by reference as Exhibit C.

         4. CONDITIONAL ASSIGNMENT OF LEASES AND RENTS. Simultaneously with the execution of this Loan Agreement and as additional security for the Note, the Borrower shall execute and deliver a Conditional Assignment of Leases and Rents relating to the Mortgaged Premises and the Borrower has executed UCC Financing Statements respecting the Mortgaged Premises in favor of the Lender, said Conditional Assignment of Leases and Rents and UCC Financing Statements to be in the form attached hereto and incorporated herein by reference as Exhibit D.

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         5.       COLLATERAL ASSIGNMENT OF CONTRACTS, LICENSES, PERMITS,
AGREEMENTS, WARRANTIES AND APPROVALS. Simultaneously with the execution of this Loan Agreement and as additional security for the Note, the Borrower shall execute and deliver a Collateral Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals relating to the Mortgaged Premises in the form attached hereto and incorporated herein by reference as Exhibit "E".


         6. HAZARDOUS MATERIALS INDEMNITY AGREEMENT. Simultaneously with the execution of this Loan Agreement and as additional security for the Note, Borrower shall execute and deliver a Hazardous Materials Indemnity Agreement in the form attached herein and incorporated herein by reference as Exhibit "F".

         7. REAL ESTATE TAXES. Simultaneously with the execution of this Loan Agreement, the Borrower shall deliver to the Lender evidence of the payment of all real estate taxes for the Mortgaged Premises, which evidence shall be in a form acceptable to the Lender in its sole reasonable discretion.

         8. TRUSTEES' AND BENEFICIARIES' CERTIFICATE. The Borrower represents and warrants that the Trustees have the requisite authority to execute and deliver this Loan Agreement and its exhibits on behalf of the Trust. The Borrower expressly agrees to deliver simultaneously herewith a Trustees' Certificate and Authority and Beneficiaries' Certificate and Direction evidencing the authority of the Trustees to execute this Loan Agreement and its exhibits. Said documents shall be in the form attached hereto and incorporated herein by reference collectively as Exhibit G.

         9. LIENS/MUNICIPAL CHARGES. The Borrower represents and warrants that all water and sewer use charges, and other municipal charges in connection with the Mortgaged Premises have been paid, that all fees and assessments have been paid, and that there are no other liens or encumbrances against the Mortgaged Premises.

         10.      INSURANCE/LOSS PAYEE.

                  (a) Simultaneously with the execution of this Loan Agreement, the Borrower shall provide to the Lender a fire, casualty, flood, hazard and liability insurance policy or policies for the Mortgaged Premises with such coverage as the Lender may reasonably require. In no event shall the amount of such insurance be less than the principal amount of the Note. The Lender shall be named a loss payee on said policy or policies.

                  (b) The Lender reserves the right to require such additional insurance coverage as it may reasonably deem necessary.

                  (c) The Borrower shall furnish upon request evidence that the then current premiums for such fire, casualty, flood, hazard and liability insurance have been paid. All policies shall be written in amounts and with companies satisfactory to the Lender, shall be maintained throughout the term of the Note, and shall contain such provisions as the Lender deems necessary or desirable to protect its interest. All policies shall contain a provision requiring at least thirty (30) days advance notice to the Lender before any policy is canceled or modified.

                  (d) Any failure on the part of the Lender to secure physical evidence of any insurance required herein shall not relieve the Borrower of any such responsibilities.

         11. TITLE INSURANCE. The Borrower shall provide to the Lender a mortgagee's title insurance policy containing only those exceptions as may be acceptable to the Lender's counsel.

         12. APPRAISALS. The Lender, in its reasonable sole discretion, may require updated appraisals for the Mortgaged Premises pledged by the Borrower upon any event of default under the loan documents, upon any change in the market conditions for the Mortgaged Premises or upon any event which affects the value of the Premises, including the loss or replacement of any tenant for said Mortgaged Premises as security for its undertakings to the Lender under this Agreement. The appraisal costs shall be paid by the Borrower.


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         13.      DELIVERY OF TRUST DOCUMENTS/TRANSFER OF OWNERSHIP. The
Borrower shall deliver simultaneously herewith or prior hereto a certified copy of its organizational documents including, without limitation, the Declaration of Trust. The Borrower for itself and on behalf of the beneficiaries of the Trust further warrants and represents that they shall not transfer, convey, sell, pledge or otherwise dispose of any interest, legal or beneficial, in the Trust without the prior written consent of the Lender, except in accordance with Paragraph C.3. hereof.

C.       CONDITIONS PRECEDENT & SUBSEQUENT.

         1. FINANCIAL REPORTING. The Borrower agrees and represents that it shall deliver to the Lender the following financial information:

                  (a) Updated rent rolls, profit and loss statements, balance sheet and tax returns of the Trust, if any, as may be requested by the Lender during the term of this Loan Agreement, said documents to be in a form acceptable to the Lender; and

                  (b) In the event of a default under this Agreement or any of its exhibits, any and such further financial information which the Lender may request during the term of this Agreement.

         2. OBLIGATIONS. The Borrower acknowledges and agrees that the Mortgage and Security Agreement, UCC Financing Statements, Conditional Assignment of Leases and Rents, Collateral Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals, Hazardous Materials Indemnity Agreement, and all other documents and exhibits set forth in this Agreement act as security for the fulfillment of all obligations and undertakings due to the Lender from the Borrower now existing or hereinafter arising.

         3. GUARANTIES. The Borrower agrees to obtain unconditional and absolute guaranties of the Note by any company, entity, or individual which or who acquires, after the date of the Note, any legal interest in Lot 6A or any other portion of the project owned by the Trust and known as Woodland Park, Federal Street, Andover, Massachusetts.

         4. ENVIRONMENTAL INDEMNIFICATION. The Trust agrees to indemnify the Lender from losses or damages relating to any and all environmental or hazardous waste matters pertaining to the Mortgaged Premises. The Trust represents to the Lender that, with respect to the Mortgaged Premises, there is no oil or hazardous material, as such terms are defined by Massachusetts General Laws, Chapter 21E, and applicable federal regulations, present on or in the Mortgaged Premises and that there is no threat of release of such oil or hazardous materials on or in the Mortgaged Premises.

         5. DEFAULTS. The Lender's undertakings under this Agreement and its exhibits shall automatically terminate and the Borrower shall be deemed in default of this Agreement upon the earlier to occur of: (a) the commencement of foreclosure proceedings or litigation by any other secured party respecting the Lender's collateral; (b) the filing of a petition for relief by or against the Borrower under the Bankruptcy Code; (c) any assignment or bulk sale by the Borrower for the benefit of creditors; (d) the failure of the Borrower to maintain the financial covenants set forth in this Agreement; (e) loss, theft, damage, destruction, sale or encumbrances to or of any collateral, or the making of any levy, seizure or attachment thereof or thereon; (f) change in the condition or affairs (financial or otherwise) of the Borrower which, in the reasonable opinion of the Lender, will impair its security or increase its risk, including specifically the loss of a tenant in the Mortgage Premises and the failure by the Borrower to replace such tenant within one hundred twenty (120) days with a tenant acceptable to the Lender, in its sole and exclusive discretion, the Lender shall not unreasonably withhold its approval of any replacement tenant, or the reduction of twenty-five (25%) percent or more in the total rental income of the Mortgaged Premises and the continuance of that reduction for one hundred twenty (120) days or more, during the term of this Agreement as the same may be extended; or (g) any default by the Borrower under any of the terms and conditions of this Agreement and any of its exhibits.

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         6.       CUMULATIVE RIGHTS. The Lender's rights and remedies under this
Agreement shall be in addition to and not in limitation of all of the Lender's rights and remedies under the terms and provisions of any of the exhibits to this Agreement, the Loan Commitment or otherwise.

         7. PAROL EVIDENCE. This Agreement represents the full understanding between the parties hereto with respect to the subject matters contained herein. No collateral representations have been made or authorized by the Lender, its agents, employees and legal representatives as an inducement for the execution of this Agreement or its exhibits by any party hereto. Any amendment or modification of the terms hereof must be in writing and signed by all parties hereto. The Borrower agrees and acknowledges that it shall execute and deliver upon request any and all documents necessary to effectuate or to make more secure the Lender's security interests in the collateral pledged to it by the Borrower.

         8. ATTORNEYS' FEES. Simultaneously herewith, the Borrower shall pay to the Lender its costs and expenses, including reasonable attorneys' fees, incurred by the Lender to date in connection with this Agreement. In addition, the Borrower acknowledges and agrees that it is responsible for all costs and expenses, including without limitation, reasonable attorneys' fees, incurred by the Lender in connection with the enforcement of any rights or remedies hereunder, now existing or hereafter arising.

         9. NOTICES. All notices respecting the foregoing shall be sent in writing by first class mail, postage prepaid.

         10. ADVICE OF COUNSEL. The parties acknowledge that each of them has had the opportunity to obtain independent legal counsel respecting this Agreement, its exhibits, and any and all matters contained therein prior to the execution of this Agreement and its exhibits, and that each of the parties has freely and willingly consented to the terms of this Agreement, its exhibits, and the matters contained therein.


         11. MERGER. This Agreement and its exhibits constitute the full and complete understanding between the parties with respect to the matters contained herein, shall be binding upon their respective successors, heirs and assigns, and shall take effect as a sealed instrument.

         12. GOVERNING LAW. This Agreement and its exhibits shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         13. NON-WAIVER. No delay or failure by any party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

         14. HEADINGS. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

         15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


SIGNED AS AN INSTRUMENT UNDER SEAL THIS 29TH DAY OF MAY, 1997.

                                       VICOR CORPORATION

/s/ John F. Gallant                    By: /s/ Patrizio Vinciarelli
--------------------------------           -------------------------------------
Witness                                    Patrizio Vinciarelli, its
                                           President

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/s/ John F. Gallant                    By: /s/ Mark A. Glazer
--------------------------------           -------------------------------------
Witness                                    Mark A. Glazer, its Vice
                                           President of Finance


                                       ANDOVER PARK REALTY TRUST

/s/ Mark S. Raffa                      By: /s/ William J. Callahan, Trustee
--------------------------------           -------------------------------------
Witness                                    WILLIAM J. CALLAHAN,
                                           Trustee


/s/ Mark S. Raffa                      By: /s/ William J. Callahan Jr., Trustee
--------------------------------           -------------------------------------
Witness                                    WILLIAM J. CALLAHAN, JR.
                                           Trustee